UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K


                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported): January 30, 2004



                    FIRST KEYSTONE CORPORATION
               ____________________________________
      (Exact name of registrant as specified in its Charter)


          PENNSYLVANIA             2-88927           23-2249083
       __________________         __________         _____________
        (State or other          (Commission         (IRS Employer
          jurisdiction          File Number)     Identification No.
       Of incorporation)



111 West Front Street, Berwick, Pennsylvania       18603
____________________________________________      ________
  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (570) 752-3671

Item 5. Other Events

        On January 23, 2004, the Registrant's Audit Committee approved an Audit Committee Charter. The Charter is attached as
Exhibit 99.1 to this report and is incorporated herein by reference.


Item 7.    Exhibits

        The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.              Description
___________              ___________

  99.1                   Audit Committee Charter of First
                         Keystone Corporation effective January
                         23, 2004




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


                            Signatures


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.


FIRST KEYSTONE CORPORATION
     (Registrant)




By:       /s/ J. Gerald Bazewicz
          J. Gerald Bazewicz
          President and Chief Executive Officer

Date:     January 30, 2004




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


EXHIBIT INDEX

                                                        Page
Exhibit No.     Description                              No.
___________     ___________                             _____

   99.1         Audit Committee Charter of                5
                First Keystone Corporation
                effective January 23, 2004


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